EXHIBIT 99.1

3485 Ocean View Blvd. Glendale, CA 91208 Telephone: 818.634.2276 Fax: 818.484.4884 Mailing Address: P.O. Box 185 Montrose, CA 91021 www.kbl.com

Report of Independent Registered Public Accounting Firm

Board of Directors of Humbly Hemp Inc.

We have audited the accompanying balance sheets of Humbly Hemp Inc. as of September 30, 2016 and 2015, and the related statements of operations, stockholders’ deficit, and cash flows for the year ended September 30, 2016 and for the period from inception on September 11, 2015 to September 30, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financials reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Humbly Hemp Inc. as of September 30, 2016 and 2015 and the results of its operations and their cash flows for the year ended September 30, 2016 and the for the period from inception on September 11, 2015 to September 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the accompanying financial statements, the Company has incurred continuing losses from operations and has not been profitable, and has needed to rely on debt and stock issuances to continue to operate, a sign indicating additional capital will be needed to advance the development of the Company’s services and products to the point at which they may become commercially viable. These conditions, among others, raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts to the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

KBL, LLP

Glendale, California

January 9, 2017

1

HUMBLY HEMP, INC.
(FORMERLY KANNABUCKS CORP.)
BALANCE SHEETS

	September 30,	September 30,
	2016	2015

ASSETS
Current assets:
Cash	$18,971	$-
Advances to related party	1,500	-
Total current assets	20,471	-

Total assets	$20,471	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$7,500	$-
Accrued executive compensation	4,869	-
Accrued interest payable	1,663	-
Convertible debt	68,000	-
Total current liabilities	82,032	-

Total liabilities	82,032	-

Stockholders' deficit:
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, no shares issued or outstanding	-	-
Series A Preferred stock, $0.0001 par value, 10,000,000 shares authorized, 10,000,000 and no shares issued and outstanding as of September 30, 2016 and 2015, respectively	1,000	-
Common stock, $0.0001 par value, 100,000,000 shares authorized, 49,100,000 and no shares issued and outstanding as of September 30, 2016 and 2015, respectively	4,910	-
Additional paid-in capital	3,225	1,225
Subscriptions receivable	(60)	-
Accumulated deficit	(70,636)	(1,225)
Total stockholders' deficit	(61,561)	-

Total liabilities and stockholders' deficit	$20,471	$-

See accompanying notes to financial statements.

2

HUMBLY HEMP, INC.
(FORMERLY KANNABUCKS CORP.)
STATEMENT OF OPERATIONS

	For the	September 11, 2015
	year	(Inception)
	ended	to
	September 30,	September 30,
	2016	2015

Revenue	$-	$-

Operating expenses:
General and administrative	7,723	1,225
Professional fees	15,000	-
Product development	5,025	-
Executive compensation	40,000	-

Total operating expenses	67,748	1,225

Other expenses:
Interest expense	(1,663)	-

Total other expenses	(1,663)	-

Net loss	$(69,411)	$(1,225)

Net loss per common share - basic	$-	$-

Weighted average number of common shares outstanding - basic	15,830,055	-

See accompanying notes to financial statements.

3

HUMBLY HEMP, INC.
(FORMERLY KANNABUCKS CORP.)
STATEMENT OF STOCKHOLDERS' DEFICIT

			Series A				Additional			Total
	Preferred Shares		Preferred Shares		Common Shares		Paid-In	Subscriptions	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Deficit
Inception, (September 11, 2015)	-	$-	-	$-	-	$-	$-	$-	$-	$-

Donated capital	-	$-	-	$-	-	-	1,225	-	-	1,225

Net loss from inception on September 11, 2015 to September 30, 2015	-	-	-	-	-	-	-	-	(1,225)	(1,225)

Balances, September 30, 2015	-	-	-	-	-	-	1,225	-	(1,225)	-

Issuance of preferred stock	-	-	10,000,000	1,000	-	-	2,000	-	-	3,000

Issuance of common stock	-	-	-	-	49,100,000	4,910	-	(60)	-	4,850

Net loss for the year ended September 30, 2016	-	-	-	-	-	-	-	-	(69,411)	(69,411)

Balances, September 30, 2016	-	$-	10,000,000	$1,000	49,100,000	$4,910	$3,225	$(60)	$(70,636)	$(61,561)

See accompanying notes to financial statements.

4

HUMBLY HEMP, INC.
(FORMERLY KANNABUCKS CORP.)
STATEMENT OF CASH FLOWS

	For the	September 11, 2015
	year	(Inception)
	ended	to
	September 30,	September 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(69,411)	$(1,225)
Changes in operating assets and liabilities:
Increase in accounts payable	7,500	-
Increase in accrued executive compensation	4,869	-
Increase in accrued interest payable	1,663	-

Net cash used in operating activities	(55,379)	(1,225)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for advances to related party	(1,500)	-

Net cash used in operating activities	(1,500)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible debt	68,000	-
Proceeds from sale of common stock	4,850	-
Proceeds from sale of preferred stock	3,000	-
Donated capital	-	1,225

Net cash provided by financing activities	75,850	1,225

NET INCREASE IN CASH	18,971	-

CASH AT BEGINNING OF PERIOD	-	-

CASH AT END OF PERIOD	$18,971	$-

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-
Income taxes paid	$-	$-

See accompanying notes to financial statements.

5

HUMBLY HEMP, INC.

(FORMERLY KANNABUCKS CORP.)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on September 11, 2015 (Date of Inception) under the laws of the State of Nevada, as Kannabucks Corp. Subsequently, the Company changed its name to Humbly Hemp, Inc.

Nature of operations

The Company plans to offer a line of energy or snack bars featuring all-natural hemp and other healthy ingredients. As of September 30, 2016, there has been no revenue earned.

Year end

The Company has adopted September 30th as its fiscal year end.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value. There were no cash equivalents as of September 30, 2016 and 2015.

Website

The Company capitalizes the costs associated with the development of the Company’s website pursuant to ASC Topic 350. Other costs related to the maintenance of the website are expensed as incurred. Amortization is provided over the estimated useful lives of 3 years using the straight-line method for financial statement purposes.

Revenue recognition

We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned when the products are sold.

Advertising costs

Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses for the period from Inception (September 11, 2015) to September 30, 2015 and for the year ended September 30, 2016.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2016 and 2015. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, notes receivable, accounts payable and convertible debt. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

6

HUMBLY HEMP, INC.

(FORMERLY KANNABUCKS CORP.)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair value of financial instruments (continued)

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Loss per share

The Company follows ASC Topic 260 to account for the earnings per share. Basic loss per common share calculations are determined by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Diluted loss per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Income taxes

The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of September 30, 2016 and 2015, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material effect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of September 30, 2016 and 2015, no income tax expense has been incurred. Both 2016 and 2015 are still open for income tax examination.

7

HUMBLY HEMP, INC.

(FORMERLY KANNABUCKS CORP.)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Recent pronouncements

The Company has evaluated the recent accounting pronouncements through December 2016 and believes that none of them will have a material effect on the company’s financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. For the year ended September 30, 2016, the Company had an accumulated deficit of approximately $71,000, had net losses of approximately $69,000, and net cash used in operating activities of approximately $55,000, with no revenue earned since inception, and a lack of operational history. These matters, among others, raise substantial doubt about the Company's ability to continue as a going concern.

While the Company is attempting to generate revenues and plans to launch their products during fiscal year ended September 30, 2017, the Company's cash position may not be significant enough to support the Company's daily operations. Management intends to raise additional funds by way of additional public offerings of its stock. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company's ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – ADVANCES TO RELATED PARTY

In September 2016, the Company advanced $1,500 to Healthtalk Live, Inc., a related party. Healthtalk Live, Inc. acquired Humbly Hemp, Inc. in October 2016. The advance is due upon demand without interest.

NOTE 4 – CONVERTIBLE DEBT

On February 1, 2016, the Company issued a convertible promissory note with an entity for $5,000. The unsecured note bears interest at 8% per annum and is due on January 31, 2017. This note is convertible at $0.01 per share and can be converted on or before the maturity date.

On February 8, 2016, the Company issued a convertible promissory note with an entity for $8,000. The unsecured note bears interest at 8% per annum and is due on February 7, 2017. This note is convertible at $0.02 per share and can be converted on or before the maturity date.

8

HUMBLY HEMP, INC.

(FORMERLY KANNABUCKS CORP.)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – CONVERTIBLE DEBT (CONTINUED)

On April 11, 2016, the Company issued a convertible promissory note with an entity for $10,000. The unsecured note bears interest at 8% per annum and is due on February 7, 2017. This note is convertible at $0.01 per share and can be converted on or before the maturity date.

On July 7, 2016, the Company issued a convertible promissory note with an entity for $25,000. The unsecured note bears interest at 6% per annum and is due on January 7, 2017. This note is convertible at $0.10 per share and can be converted on or before the maturity date. During January 2017, the Company and the Lender mutually agreed to extend the maturity date to April 7, 2017.

On July 13, 2016, the Company issued a convertible promissory note with an entity for $20,000. The unsecured note bears interest at 6% per annum and is due on January 13, 2017. This note is convertible at $0.10 per share and can be converted on or before the maturity date. During January 2017, the Company and the Lender mutually agreed to extend the maturity date to April 13, 2017.

During the years ended September 30, 2016 and for the period from Inception (September 11, 2015) to September 30, 2015, interest expense was $1,663 and $0, respectively. As of September 30, 2016 and 2015, the balance of accrued interest was $1,663 and $0, respectively.

NOTE 5 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 100,000,000 shares of its $0.0001 par value common stock, 10,000,000 shares of its $0.0001 par value preferred stock and 10,000,000 shares of its $0.0001 par value Series A preferred stock. The Series A preferred stock can convert into 3 shares of common stock.

Series A preferred stock

On May 17, 2016, the Company issued 10,000,000 shares of Series A preferred stock for cash received of $3,000.

Common stock

On June 5, 2016, the Company issued 49,100,000 shares of common stock for cash received of $4,850 and subscriptions receivable $60.

NOTE 6 – INCOME TAXES

The provision (benefit) for income taxes for the year ended September 30, 2016 and for the period from Inception (September 11, 2015) to September 30, 2015 and assumes a 34% effective tax rate for federal income taxes. The Company has no state income tax liability.

	September 30, 2016	September 30, 2015
Current tax provision:
Federal	$(24,000)	$-
Taxable income – federal	(69,000)	-
Deferred tax provision	$24,000	$-

9

HUMBLY HEMP, INC.

(FORMERLY KANNABUCKS CORP.)

NOTES TO FINANCIAL STATEMENTS

NOTE 6 – INCOME TAXES (CONTINUED)

The Company had deferred income tax assets as of September 30, 2016 and 2015 are as follows:

	September 30, 2016	September 30, 2015
Loss carryforwards	$24,000	$-
Less – valuation allowance	(24,000)	-
Total net deferred tax assets	$-	$-

The Company provided a valuation allowance equal to the deferred income tax assets for the fiscal years ended September 30, 2016 and 2015, respectively, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

At September 30, 2016, the Company had approximately $24,000 in Federal tax loss carryforwards that can be utilized in future periods to reduce taxable income, and begin to expire in 2035. Pursuant to Internal Revenue Code Section 382, the future utilization of our net operating loss carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that may have occurred previously or that could occur in the future.

The Company incurs no state income taxes. The Company did not identify any material uncertain tax positions on tax returns that will be filed. The fiscal years ended September 30, 2016 and 2015 are open for potential examination.

NOTE 7 – CONTINGENCIES

Legal

The Company is not involved in any legal matters arising in the normal course of business. While incapable of estimation, in the opinion of the management, the individual regulatory and legal matters in which it might involve in the future are not expected to have a material adverse effect on the Company's financial position, results of operations, or cash flows.

NOTE 8 – SUBSEQUENT EVENTS

On October 1, 2016, Healthtalk Live, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Humbly Hemp, Inc., a private Nevada corporation (“Humbly Hemp”), and the subsidiary formed for the purposes of the transaction, Humble Merger Sub, Inc. (the “Merger Sub”). Pursuant to the Merger Agreement, Humbly Hemp merged with and into the Merger Sub, which resulted in Humbly Hemp becoming the wholly-owned subsidiary of Healthtalk Live, Inc. (the “Acquisition”).

In addition, pursuant to the terms and conditions of the Merger Agreement:

-

The holders of all of the common stock of Humbly Hemp issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares on a pro-rata basis for a total of 12,048,000 shares newly-issued shares of Healthtalk Live, Inc. common stock.

-

Daniel Crawford, the holder of 10,000,000 shares of Series A Preferred Stock in Humbly Hemp, exchanged all of his shares of preferred stock in Humbly Hemp for 5,000,000 shares of Healthtalk Live’s newly-designated Series A Preferred Stock.

-

Healthtalk Live, Inc. assumed certain outstanding Convertible Promissory Notes issued by Humbly Hemp, and agreed that such notes shall be convertible to our common stock at the same prices, and on the same terms and conditions, as set forth therein.

During January 2017, the Company and two lenders agreed to extend the maturity date of their loans for an addtional 3 months.

10